                                  Exhibit 99.3

     Series 2001-2 Monthly Certificateholders' Statement for the month of December 2001

                                                                   Series 2001-2

                     Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 2001-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:


         Date of the Certificate                     January 10, 2002
         Monthly Period ending                      December 31, 2001
         Determination Date                          January 10, 2002
         Distribution Date                           January 15, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                          General
====================================================================================================================================
  101  Amortization Period                                                                                      No           101
  102  Early Amortization Period                                                                                No           102
  103  Class A Investor Amount paid in full                                                                     No           103
  104  Class B Investor Amount paid in full                                                                     No           104
  105  Collateral Interest Amount paid in full                                                                  No           105
  106  Saks Incorporated is the Servicer                                                                        Yes          106

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Investor Amount
===================================================================================================================================
                                                                                                             as of the end of
                                                                              as of the end of the             the relevant
                                                                              prior Monthly Period           Monthly Period
                                                                              --------------------           -----------------
  107  Series 2001-2 Investor Amount                                             $ 434,250,000    107(a)     $ 450,000,000   107(b)
  108     Class A Investor Amount                                                $ 333,000,000    108(a)     $ 333,000,000   108(b)
  109     Class B Investor Amount                                                $  36,000,000    109(a)     $  36,000,000   109(b)
  110     Class C Investor Amount                                                $  65,250,000    110(a)     $  65,250,000   110(b)
  111     Class D Investor Amount                                                $  15,750,000    111(a)     $  15,750,000   111(b)

  112  Series 2001-2 Adjusted Investor Amount                                    $ 450,000,000    112(a)     $ 450,000,000   112(b)
  113     Class A Adjusted Investor Amount                                       $ 333,000,000    113(a)     $ 333,000,000   113(b)
  114        Principal Account Balance with respect to Class A                   $           -    114(a)     $           -   114(b)
  115     Class B Adjusted Investor Amount                                       $  36,000,000    115(a)     $  36,000,000   115(b)
  116        Principal Account Balance with respect to Class B                   $           -    116(a)     $           -   116(b)
  117     Class C Adjusted Investor Amount                                       $  65,250,000    117(a)     $  65,250,000   117(b)
  118        Principal Account Balance with respect to Class C                   $           -    118(a)     $           -   118(b)
  119     Class D Investor Amount                                                $  15,750,000    119(a)     $  15,750,000   119(b)

                                                                                                             for the relevant
                                                                                                              Monthly Period
                                                                                                             ----------------
  120  Series 2001-2 average Adjusted Investor Amount                                                        $ 450,000,000   120
  121  Class A average Adjusted Investor Amount                                                              $ 333,000,000   121
  122  Class B average Adjusted Investor Amount                                                              $  36,000,000   122
  123  Class C average Adjusted Investor Amount                                                              $  65,250,000   123
  124  Class D average Investor Amount                                                                       $  15,750,000   124

  125  Class A Certificate Rate                                                                                  2.13563%    125
  126  Class B Certificate Rate                                                                                  2.54563%    126
  127  Class C Certificate Rate                                                                                  3.39563%    127

                                                                                                             as of the end of
                                                                                 for the relevant             the relevant
                                                                                  Monthly Period             Monthly Period
                                                                                 ----------------            ----------------
  128  Series 2001-2 Investor Percentage with respect to Finance Charge
       Receivables                                                                     34.64%     128(a)           32.38%    128(b)
  129     Class A                                                                      25.63%     129(a)           23.96%    129(b)
  130     Class B                                                                       2.77%     130(a)            2.59%    130(b)
  131     Class C                                                                       5.02%     131(a)            4.69%    131(b)
  132     Class D                                                                       1.21%     132(a)            1.13%    132(b)

  133  Series 2001-2 Investor Percentage with respect to Principal Receivables         34.64%     133(a)           32.38%    133(b)
  134     Class A                                                                      25.63%     134(a)           23.96%    134(b)
  135     Class B                                                                       2.77%     135(a)            2.59%    135(b)
  136     Class C                                                                       5.02%     136(a)            4.69%    136(b)
  137     Class D                                                                       1.21%     137(a)            1.13%    137(b)

  138  Series 2001-2 Investor Percentage with respect to Allocable Amounts             34.64%     138(a)           32.38%    138(b)
  139     Class A                                                                      25.63%     139(a)           23.96%    139(b)
  140     Class B                                                                       2.77%     140(a)            2.59%    140(b)
  141     Class C                                                                       5.02%     141(a)            4.69%    141(b)
  142     Class D                                                                       1.21%     142(a)            1.13%    142(b)

                                                                   Series 2001-2

  ----------------------------------------------------------------------------------------------------------------------------------
                                              Series 2001-2 Investor Distributions
  ==================================================================================================================================
  143  The sum of the daily allocations of collections of Principal Receivables
       for the relevant Monthly Period                                                                         $          -    143
  144  Class A distribution of collections of Principal Receivables per $1,000
       of original principal amount                                                                            $          -    144
  145  Class B distribution of collections of Principal Receivables per $1,000
       of original principal amount                                                                            $          -    145
  146  Class C distribution of collections of Principal Receivables per $1,000
       of original principal amount                                                                            $          -    146
  147  Class D distribution of collections of Principal Receivables per $1,000
       of original principal amount                                                                            $          -    147
  147  Class A distribution attributable to interest per $1,000 of original
       principal amount                                                                                        $       1.72    147
  148  Class B distribution attributable to interest per $1,000 of original
       principal amount                                                                                        $       2.05    148
  149  Class C distribution attributable to interest per $1,000 of original
       principal amount                                                                                        $       2.74    149
  150  Class D distribution attributable to interest per $1,000 of original
       principal amount                                                                                        $          -    150
  151  Monthly Servicing Fee for the next succeeding Distribution Date per
       $1,000 of original principal amount                                                                     $       1.67    151

  --------------------------------------------------------------------------------------------------------------------------------
                                            Collections Allocated to Series 2001-2
  ================================================================================================================================

  152  Series allocation of collections of Principal Receivables                                               $ 95,154,004    152
  153  Class A                                                                                                 $ 70,413,963    153
  154  Class B                                                                                                 $  7,612,320    154
  155  Class C                                                                                                 $ 13,797,331    155
  156  Class D                                                                                                 $  3,330,390    156

  157  Series allocation of collections of Finance Charge Receivables                                          $  8,170,775    157
  158  Class A                                                                                                 $  6,046,374    158
  159  Class B                                                                                                 $    653,662    159
  160  Class C                                                                                                 $  1,184,762    160
  161  Class D                                                                                                 $    285,977    161

         Available Funds
         ---------------
  162  Class A Available Funds                                                                                 $  6,046,374    162
  163  The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                                         $          -    163
  164  Principal Investment Proceeds to be included in Class A Available Funds                                 $          -    164
  165  The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class A Available funds                                                                     $          -    165

  166  Class B Available Funds                                                                                 $    653,662    166
  167  The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                                         $          -    167
  168  Principal Investment Proceeds to be included in Class B Available Funds                                 $          -    168

  169  Class C Available Funds                                                                                 $  1,184,762    169
  170  The amount to be withdrawn from the Reserve Account to be included in Collateral
       Interest Available Funds                                                                                $          -    170
  171  Principal Investment Proceeds to be included in Collateral Interest Available Funds                     $          -    171

  172  Class D Available Funds                                                                                 $    285,977    172

  --------------------------------------------------------------------------------------------------------------------------------
                                                         Application of Collections
  ================================================================================================================================
       Class A
       -------
  172  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                       $    572,883    172
  173  If Saks Incorporated is no longer the Servicer, an amount equal to
       Class A Servicing fee for the related Distribution Date                                                 $          -    173
  174  Class A Allocable Amount                                                                                $  1,352,435    174
  175  An amount to be included in the Excess Spread                                                           $  4,121,056    175

                                                                   Series 2001-2

     Class B
     -------
176  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were
     due but not paid on a prior Distribution date                                                             $       73,823   176
177  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class B Servicing fee for the related Distribution Date                                                   $            -   177
178  An amount to be included in the Excess Spread                                                             $      579,839   178

     Class C
     -------
179  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class C Servicing fee for the related Distribution Date                                                   $            -   179
180  An amount to be included in the Excess Spread                                                             $    1,184,762   180

     Class D
     -------
181  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class D Servicing fee for the related Distribution Date                                                   $            -   181
182  An amount to be included in the Excess Spread                                                             $      285,977   182

181  Available Excess Spread                                                                                   $    6,171,635   181
182  Available Shared Excess Finance Charge Collections                                                        $            -   182
183  Total Cash Flow available for Series 2001-2 waterfall                                                     $    6,171,635   183

184  Fund any Class A Required Amount                                                                          $            -   184
185  Class A Investor Charge Offs which have not been previously reimbursed                                    $            -   185
186  Class B Required Amount to the extent attributable to line 176 and line 177                               $            -   186
187  Class B Allocable Amount                                                                                  $      146,209   187
188  Excess of the Required Reserve Account Amount over the amount held in
     the Reserve Account                                                                                       $            -   188
189  An amount equal to any unreimbursed reductions of the Class B
     Investor Amount, if any, due to: (i) Class B Investor Charge Offs;
     (ii) Reallocated Principal Collections; (iii) rea1locations of the Class B
     Investor Amount to the Class A Investor Amount                                                            $            -   189
190  Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were
     due but not paid on a prior Distribution date                                                             $      178,483   190
191  Servicing Fee due for the relevant Monthly Period and not paid above
     plus any amounts previously due but not distributed to the Servicer                                       $      750,000   191
192  Class C Allocable Amount                                                                                  $      265,004   192
193  Class D Allocable Amount                                                                                  $       63,967   193
194  Any unreimbursed reductions of the Class C Investor Amount, if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class C Investor Amount to the Class A or
     Class B Investor Amount                                                                                   $            -   194
195  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the Class A or
     Class B or Class C Investor Amount                                                                        $            -   195
196  Excess of the Required Spread Account Amount over the available Spread
     Account Amount                                                                                            $            -   196
197  The aggregate of any other amounts, if any, then due to the Collateral Interest                           $            -   197
198  Shared Excess Finance Charge Collections                                                                  $    4,767,972   198

-----------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
===================================================================================================================================

199  Available Principal Collections held in the Collection Account                                            $   95,154,004   199
200  Controlled Accumulation Amount for the Monthly Period                                                     $            -   200
201  Deficit Controlled Accumulation Amount                                                                    $            -   201
202  Principal Collections deposited for the Monthly Period                                                    $            -   202

203  Class A Monthly Principal                                                                                 $            -   203

204  Class B Monthly Principal (only after payout of Class A or the accumulation
     of the Class A Investor Amount)                                                                           $            -   204
205  Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A Monthly Principal                                                  $   95,154,004   205
206  Controlled Deposit Amount less Class A Monthly Principal                                                  $            -   206

207  Class C Monthly Principal (only after payout of Class A and Class B or the
     accumulation of the Class A and Class B Investor Amount)                                                  $            -   207
208  Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A and Class B Monthly Principal                                      $   95,154,004   208
209  Controlled Deposit Amount less Class A and Class B Monthly Principal                                      $            -   209

                                                                                                                  Series 2001-2
210  Class D Monthly Principal (only after payout of Class A and Class B or
     accumulation of the Class A and Class B Investor Amount)                                            $         -        210
211  Available Principal Collections held in the Collection Account less
     portion of such Collections applied to Class A, Class B , and CTO Monthly Principal                 $95,154,004        211
212  Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal                      $         -        212

----------------------------------------------------------------------------------------------------------------------------------
                                               Reallocated Principal Collections
==================================================================================================================================

213  Reallocated Principal Collections                                                                   $         -        213
214  Class D Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                              $         -        214
215  Class C Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                              $         -        215
216  Class B Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                              $         -        216

----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==================================================================================================================================

                                                                                   %                       Amount
                                                                             -------------               -----------
217  Series 2001-2 Default Amount                                                34.64%       217(a)     $ 1,827,614        217(b)
218  Class A Investor Default Amount                                             25.63%       218(a)     $ 1,352,435        218(b)
219  Class B Investor Default Amount                                              2.77%       219(a)     $   146,209        219(b)
220  Class C Investor Default Amount                                              5.02%       220(a)     $   265,004        220(b)
221  Class D Investor Default Amount                                              1.21%       221(a)     $    63,967        221(b)

222  Series 2001-2 Adjustment Amount                                                                     $         -        222
223  Class A Adjustment Amount                                                                           $         -        223
224  Class B Adjustment Amount                                                                           $         -        224
225  Class C Adjustment Amount                                                                           $         -        225
226  Class D Adjustment Amount                                                                           $         -        226

227  Series 2001-2 Allocable Amount                                                                      $ 1,827,614        227
228  Class A Allocable Amount                                                                            $ 1,352,435        228
229  Class B Allocable Amount                                                                            $   146,209        229
230  Class C Allocable Amount                                                                            $   265,004        230
231  Class D Allocable Amount                                                                            $    63,967        231

----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
==================================================================================================================================

231  Class A Required Amount                                                                             $         -        231
232  Class A Monthly Interest for current Distribution Date                                              $   572,883        232
233  Class A Monthly Interest previously due but not paid                                                $         -        233
234  Class A Additional Interest for prior Monthly Period or previously due but not paid                 $         -        234
235  Class A Allocable Amount for current Distribution Date                                              $ 1,352,435         23
236  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $         -        236

237  Class B Required Amount                                                                             $         -        237
238  Class B Monthly Interest for current Distribution Date                                              $    73,823        238
239  Class B Monthly Interest previously due but not paid                                                $         -        239
240  Class B Additional Interest for prior Monthly Period or previously due but not paid                 $         -        240
241  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $         -        241
242  Excess of Class B Allocable Amount over funds available to make payments                            $         -        242

243  Class C Required Amount                                                                             $         -        243
244  Class C Monthly Interest for current Distribution Date                                              $   178,483        244
245  Class C Monthly Interest previously due but not paid                                                $         -        245
246  Class C Additional Interest for prior Monthly Period or previously due but not paid                 $         -        246
247  Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $         -        247
248  Excess of Class C Allocable Amount over funds available to make payments                            $         -        248

----------------------------------------------------------------------------------------------------------------------------------
                                                    Reduction of Investor Amounts
==================================================================================================================================

     Class A
     -------
249  Class A Investor Amount reduction                                                                   $         -        249
250  Class A Investor Charge Off                                                                         $         -        250

     Class B
     -------
251  Class B Investor Amount reduction                                                                   $         -        251
252     Class B Investor Charge Off                                                                      $         -        252
253     Reductions of the Class B Investor Amount due to Class A Allocable Amount                        $         -        253
254     Reallocated Principal Collections applied to Class A                                             $         -        254

     Class C
     -------
255  Class C Investor Amount reduction                                                   $        -   255
256  Class C Investor Charge Off                                                         $        -   256
257  Reductions of the Class C Investor Amount due to Class A and Class B
     Allocable Amounts                                                                   $        -   257
258  Reallocated Principal Collections applied to Class A and Class B                    $        -   258

     Class D
     -------
259  Class D Investor Amount reduction                                                   $        -   259
260  Class D Investor Charge Off                                                         $        -   260
261  Reductions of the Class D Investor Amount due to Class A, Class B,
     or Class C Allocable Amounts                                                        $        -   261
262  Reallocated Principal Collections applied to Class A, Class B, and Class C          $        -   262

---------------------------------------------------------------------------------------------------------
                                            Servicing Fee
=========================================================================================================

263  Series 2001-2 Servicing Fee                                                         $  750,000   263
264  Class A Servicing Fee                                                               $  555,000   264
265  Class B Servicing Fee                                                               $   60,000   265
266  Class C Servicing Fee                                                               $  108,750   266
267  Class D Servicing Fee                                                               $   26,250   267

---------------------------------------------------------------------------------------------------------
                                            Spread Account
=========================================================================================================

268  Beginning balance of Spread Account                                                 $        -   268
269  Required Spread Account Amount                                                               0   269
270  Required Spread Account Percentage                                                        0.00%  270
271  Deposits to the Spread Account pursuant to line 188                                 $        -   271
272  Withdrawals from the Spread Account                                                 $        -   272
273  Ending balance of Spread Account                                                    $        -   273

274  Excess Spread Percentage (including Shared Excess Finance Charge Collections)            12.09%  274
275  Average Excess Spread Percentage                                                         12.63%  275

---------------------------------------------------------------------------------------------------------
                                            Reserve Account
=========================================================================================================

276  Required Reserve Account Amount (if applicable)                                            N/A   276
277  Reserve Account reinvestment rate (if applicable)                                          N/A   277
278  Reserve Account reinvestment earnings                                               $        -   278
279  Reserve Account balance                                                             $        -   279

280  Accumulation Period Length                                                           12 months   280

---------------------------------------------------------------------------------------------------------
                                            Excess Spread
=========================================================================================================

281  Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge
     Collections from other Series)                                                          16.37%  281
282  Base Rate for Monthly Period                                                             4.28%  282
283  Portfolio Yield minus Base Rate for such Monthly Period (Portfolio
     Adjusted Yield)                                                                         12.09%  283
284  Three month average of Portfolio Yield minus Base Rate                                  12.63%  284



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of January, 2002.

     Saks Incorporated,
     as Servicer

     By /s/ Scott A. Honnold
        -------------------------------------------

     Name:  Scott A. Honnold
     Title: Vice President and Treasurer